UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2021

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

At the Market Issuance Sales Agreement

On August 6, 2021, TRxADE HEALTH, INC. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”, or the “Agent”). In accordance with the terms of the Equity Distribution Agreement, the Company may offer and sell from time to time through the Agent the Company’s common stock having an aggregate offering price of up to $9,000,000 (the “Placement Shares”). The Company is currently limited in the number of shares it can sell in the offering due to the offering limitations currently applicable to the Company under General Instruction I.B.6. of Form S-3 and the Company’s public float as of the applicable date of such sales, as well as the number of authorized and unissued shares available for issuance, in accordance with the terms of the Equity Distribution Agreement.

Sales of the Placement Shares under the Equity Distribution Agreement will be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on The Nasdaq Capital Market, at market prices or as otherwise agreed to with the Agent. Subject to the terms and conditions of the Equity Distribution Agreement, the Agent will use its reasonable efforts to sell the Placement Shares from time to time based upon the Company’s instructions (including any price, time or size limits or other parameters or conditions the Company may impose). The Company will pay the sales agent a commission of 2.0% of the gross sales price of any Placement Shares sold under the Equity Distribution Agreement. The Company has also provided the Agent with customary indemnification rights and has agreed to reimburse the sales agent for certain specified expenses up to $50,000.

The Company has no obligation to sell any of the Placement Shares, and may, at any time, suspend the sale of the Placement Shares under the Equity Distribution Agreement upon proper notice to the other party for any reason and the Agent may also suspend the sale of Placement Shares at any time. The Equity Distribution Agreement will terminate upon the issuance and sale of all of the Placement Shares through or to the Agent, unless earlier terminated in accordance with its terms.

The Company intends to use the net proceeds, if any, from the sale of the Placement Shares pursuant to the Equity Distribution Agreement for general corporate purposes, which may include working capital or capital expenditures and other investments.

The Placement Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-248473), registering the sale of up to $100,000,000 in securities, including common stock, which was declared effective on September 3, 2020. The Company filed a prospectus supplement, dated August 6, 2021 (the “Prospectus Supplement”), to the prospectus, dated September 3, 2020, with the Securities and Exchange Commission in connection with the offer and sale of the Placement Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Equity Distribution Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference. The Equity Distribution Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries and affiliates. The Equity Distribution Agreement contains representations and warranties by the Company made solely for the benefit of the Agent. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Equity Distribution Agreement. Moreover, certain representations and warranties in the Equity Distribution Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and the Agent, rather than establishing matters as facts. Accordingly, the representations and warranties in the Equity Distribution Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Equity Distribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events.

As previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 28, 2021, on May 27, 2021, the Board of Directors of the Company authorized and approved a share repurchase program for up to $1 million of the currently outstanding shares of the Company’s common stock. There was no time frame for the repurchase program, and such program is to remain in place until a maximum of $1.0 million of the Company’s common stock has been repurchased or until such program is discontinued by the Board of Directors. No shares of common stock have been repurchased by the Company pursuant to the share repurchase program to date.

On August 5, 2021, in connection with the Company’s planned entry into the Equity Distribution Agreement with the Agent, the Board of Directors of the Company elected to pause the share repurchase program during the time period the Equity Distribution Agreement and the offering described therein, is ongoing.

The legal opinion relating to the Placement Shares is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

1.1+	Equity Distribution Agreement, dated August 6, 2021 between the Company and EF Hutton, division of Benchmark Investments LLC
5.1*	Opinion of The McGeary Law Firm, P.C.
23.1*	Consent of The McGeary Law Firm, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE GROUP, INC.

Date: August 6, 2021	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer